                        Pilgrim America Prime Rate Trust

                        [PHOTO: New York Stock Exchange]

                               Semi-Annual Report
                                August 31, 1997

                        Pilgrim America Prime Rate Trust

                               Semi-Annual Report
                                August 31, 1997

                                     -----

                               Table of Contents

                Letter to Shareholders .....................    2
                Shareholder Letter Footnotes ...............    5
                Statistics and Performance .................    6
                Performance Footnotes ......................    8
                Annual Shareholder Meeting .................    9
                Additional Notes and Information ...........   10
                Portfolio of Investments ...................   11
                Statement of Assets and Liabilities ........   20
                Statement of Operations ....................   21
                Statements of Changes in Net Assets ........   22
                Statement of Cash Flows ....................   23
                Financial Highlights .......................   24
                Notes to Financial Statements ..............   26
                Fund Advisor and Agents ....................   32

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------


Dear Fellow Shareholders,

We are pleased to report that Pilgrim America Prime Rate Trust (the "Trust") has continued to meet its objective of providing a high current yield consistent with the preservation of capital during the quarter ended August 31, 1997. Based on the period-end net asset value ("NAV"), the Trust's distribution rate was 8.82% per annum, compared to the Prime Rate which was unchanged at 8.50% throughout the quarter, and 60-day LIBOR which averaged 5.65%(1)(2). Adjusted for dividends, month-end NAV's during the quarter were $9.35, $9.36 and $9.33, respectively. Changes in NAV's were attributable to active management of non-performing assets and adjustments to asset valuations.

Market Place

The primary market for syndicated corporate floating rate loans was extremely busy during the period. Preliminary data indicates that overall volume was up 6% and the number of transactions nearly doubled in the Trust's relevant market.

Financing in Media and Communications again led the market with Healthcare playing an increasingly important role as the period progressed. Generally, deal sponsors and lead-lending institutions maintained discipline on transaction structures. We are not yet being asked to consider financing business on the terms typical of the late 1980s. The main difference in the capital structures that we see today compared to the late 1980s is the amount of equity being contributed. Earlier, equity constituted as little as 8% of a company's total capitalization. In 1997, equity contributed by sponsors has averaged 26% of capital. This provides senior loans with significantly greater strength. However, there is a tendency for equity investors to pay greater multiples of earnings when they acquire businesses than was the case two or three years ago. Their confidence has been bolstered by the length and resilience of the present economic recovery. For them to achieve a satisfactory return on their investments they need to see the trends of the last few years continue. An assumption of growth is embedded in every transaction. The key issue for us is the reasonableness of growth assumptions required to service our investments. As senior lenders, we are less concerned with achieving high rates of growth than we are with stability and predictability. Overall, we believe these latter qualities exist in all but a handful of transactions comprising the Trust's portfolio.

Recently, we have observed a dramatic increase in the number of new transactions. This positive trend has been offset, however, as more institutional investors are attempting to purchase senior floating rate loans. This has put downward pressure on pricing which will result in lower absolute returns to Trust

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------


shareholders and increased competition for allocations in new transactions. The Trust generally receives favorable treatment when allocations are made due to its large size, and the large and growing commitment of the Trust's portfolio manager, Pilgrim America Investments, Inc. ("PAI") to this asset category. We believe that continued growth in asset size by the Trust and PAI will enable the Trust to maintain its leading position in this market. During the current phase of the market's development, the Trust's size and access to assets has enabled the Trust to remain reasonably fully invested. In the past we have pointed to higher fees as being a benefit of larger size. Today it is more important than ever to obtain consistent and large allocations in order to remain fully invested and to ensure opportunities for optimal investment results.

Asset Quality

On May 31, 1997, non-performing loans represented 1.84% and 1.39% of net assets and total assets, respectively. On August 31, 1997, these percentages were 1.43% and 1.11%. By September 30th, non-performing loans were 1.27% and 0.96% of net assets and total assets, respectively. The percentage of non-performing loans is primarily due to the repayment and sales of certain non-performing loans. The percentage improvement also resulted from the write-downs of two loans to companies operating in bankruptcy. Although we were disappointed to have to write-down these two loans further, such actions are part of our normal operations. While it's impossible to predict the future, in general, we expect our non-performing loan ratio to continue to improve through more repayments and, where appropriate, through sales of investments.

We review the quality of our investments continuously. Generally, we find companies meeting or exceeding plans for 1997. When they are not meeting plan, they are usually performing better than they did in 1996. Since many investments arise from changes in control, if performance is going to disappoint, it often happens early in the life of a transaction. This is when management is trying to implement the plans of new equity investors, which can have a short-term disruptive influence on a business. The signs of a troubled investment can usually be discerned in the early days of an ownership change. We use the information made available to us to judge whether disruption is temporary or secular. By acting on these judgments and selling assets, we hope to avoid predictable losses.

Portfolio Changes


During the quarter, new investments included Key Energy Corp., Foamex L.P., Carson Products Co., Falcon Building Products , Empire Kosher Poultry, Ameriserve Food Distribution, Healthcare America Inc., Tree Island Industries and Snapple Beverage Co. Investments repaid or sold have included Staff

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------




Capital, L.P., Bumble Bee Seafoods Inc., Ralph's Grocery Co., Grimes Aerospace Corp., Lifestyle Furnishings International, RCTR Holdings, Inc. and Sky Chef's International, Inc.

Outlook

Our market outlook has changed little since we wrote to you in the May quarterly report. Inflation is benign, the economy's growth rate seems to be sustainable, unemployment has not fallen further and labor is generally collaborating with management to produce working conditions that allow continued competitiveness. Instability among the economies of South East Asia is unlikely to have a significant effect on companies in which we invest.

With each quarter that passes without a "Goldilocks Economy" disruption, we get closer to the one in which we will report on the results from it having become either too hot or too cold. In that event, we believe that our diversified, mature portfolio will still offer the potential for continued relative NAV stability and a relatively high current return consistent with capital preservation.

As always, we welcome your questions and comments, and thank you on behalf of the entire Pilgrim America team for your interest.

Sincerely,

/s/ Howard Tiffen                             /s/ Robert W. Stallings
------------------------------                -------------------------------
Howard Tiffen                                 Robert W. Stallings
President, COO, and                           Chairman and CEO
Senior Portfolio Manager                      Pilgrim America Investments, Inc.
Pilgrim America Prime Rate Trust              October 22, 1997
October 22, 1997

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Shareholder Letter Footnotes
--------------------------------------------------------------------------------

(1) The distribution rate is calculated by annualizing the dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value or NYSE Compositie closing price, as applicable at the end of the period. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management.

(2) Source: Bloomberg Financial Markets. LIBOR is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the senior loans in the Trust's portfolio.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

The views expressed in this letter reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Statistics and Performance as of August 31, 1997
--------------------------------------------------------------------------------

                           Portfolio Characteristics

        Net Assets                                        $1,033,293,975
        Assets Invested in Senior Loans                   $1,300,430,519
        Total Number of Senior Loans                                 130
        Average Amount Outstanding per Loan               $   10,003,312
        Total Number of Industries                                    27
        Year to Date Portfolio Turnover Rate                          43%
        Average Loan Amount per Industry                  $   48,164,093
        Weighted Average Days to Interest Rate Reset             42 days
        Average Loan Maturity                                  65 months
        Average Age of Loans Held in Portfolio                 11 months

*Includes loans and other debt received through restructures

                                     Top 10
                                Industries as a
                                % of Net Assets

                    Health, Education & Childcare       11.5%
                    Beverage, Food & Tobacco             9.8%
                    Chemicals, Plastics & Rubber         8.9%
                    Electronics                          8.1%
                    Retail Stores                        7.1%
                    Aerospace and Defense                6.8%
                    Broadcasting                         6.3%
                    Personal, Food and Misc. Services    6.3%
                    Mining, Steel, Iron and
                         Nonprecious Metals              5.8%
                    Leisure, Amusement, Motion
                         Pictures and Entertainment      5.8%

                                     Top 10
                                  Senior Loans
                              as a % of Net Assets

                        MAFCO Financial Corp.         3.1%
                        RIC Holdings, Inc.            2.4%
                        Boston Chicken, Inc.          2.4%
                        Community Health Systems      2.4%
                        Favorite Brands Int'l         2.3%
                        Hurtsman Chemical             2.2%
                        Dade International            2.2%
                        International Home Foods      2.0%
                        24-Hour Fitness, Inc.         2.0%
                        Atlas Freighter Leasing       1.9%

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Statistics and Performance as of August 31, 1997
--------------------------------------------------------------------------------

                               Distribution Rates

                               30-Day    30-Day      Annualized       Annualized
                        Prime  Yield at  Yield at    Distribution     Distribution
Quarter-ended           Rate   NAV(A,D)  MKT(A,D)  Rate at NAV(B,D)  Rate at MKT(B,D)
--------------------------------------------------------------------------------
November 30, 1996       8.25%   9.64%     9.72%        8.78%               8.85%
February 28, 1997       8.25%   8.44%     7.97%        8.69%               8.22%
May 31, 1997            8.50%   9.72%     9.15%        8.74%               8.23%
August 31, 1997         8.50%   8.58%     7.95%        8.82%               8.19%

    This table sets forth the Trust's monthly dividend performance which is summarized quarterly.


                          Average Annual Total Returns

                                                             NAV           MKT
--------------------------------------------------------------------------------
Year to Date ....................................           5.41%          9.23%
1 Year ..........................................           7.73%         12.19%
3 Years .........................................           8.44%         10.57%
5 Years .........................................           7.90%         10.18%
Since Trust Inception(G,I) ......................           8.49%           N/A
Since Initial Trading on NYSE(H) ................            N/A          11.50%

          Assumes rights were exercised and excludes sales charges and commissions.(C,D,E,F)

                      See performance footnotes on page 8

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Performance Footnotes
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing the dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total returns assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual total returns on an NAV basis with a 3% sales charge and assuming rights were exercised through August 31, 1997 were 7.25% and 8.14% for the five-year and since inception periods, respectively. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) As part of the 1996 rights offering (see F), the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(E) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charges against the offering proceeds.

(F) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(G)      Inception date - May 12, 1988.

(H)      Initial trading on NYSE - March 9, 1992.

(I)      Reflects a partial waiver of fees.

         Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Annual Shareholder Meeting
--------------------------------------------------------------------------------

A meeting of shareholders was held at the offices of the Trust on June 24, 1997. A brief description of each matter voted upon as well as the voting results are outlined below:


                                         Shares
                           Shares    voted against  Shares    Broker
                          voted for   or withheld  abstained non-vote    Total
                          ---------   -----------  --------- --------    -----

I.      Proposal for the election of Directors:

Mary A. Baldwin .......   89,399,881     636,727         --     --    90,036,608
John P. Burke .........   89,407,828     628,780         --     --    90,036,608
Al Burton .............   89,357,710     678,898         --     --    90,036,608
Bruce S. Foerster .....   89,419,962     616,646         --     --    90,036,608
Jock Patton ...........   89,412,980     623,628         --     --    90,036,608
Robert W. Stallings ...   89,410,188     626,420         --     --    90,036,608


II. Ratification of KPMG Peat Marwick LLP as independent auditors for the Trust for the year ending February 28, 1998:

                          88,130,372     369,029    1,537,206   --    90,036,607


III. Approval to transact such other business as may properly come before the annual meeting of shareholders or any adjournments thereof:

                          86,481,453   1,027,399    2,527,754   --    90,036,606

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Additional Notes And Information
--------------------------------------------------------------------------------


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Trust shareholders are paid distributions in cash unless they elect to reinvest the payments in additional shares of the Trust, at reduced brokerage commissions, pursuant to the Dividend Reinvestment and Cash Purchase Plan. This Plan also allows shareholders to make periodic cash purchases. For a copy of the Plan, or for more information, contact our Shareholder Service Department at 1-800-331-1080.

KEY FINANCIAL DATES - Calendar 1997 Dividends:

          DECLARATION DATE         EX-DATE             PAYABLE DATE
          January 31               February 6          February 21
          February 28              March 6             March 20
          March 31                 April 8             April 22
          April 30                 May 8               May 22
          May 30                   June 5              June 19
          June 30                  July 8              July 22
          July 31                  August 7            August 21
          August 29                September 4         September 18
          September 30             October 8           October 23
          October 31               November 6          November 20
          November 28              December 4          December 18
          December 19              December 29         January 13, 1998

          Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's name changed to Pilgrim America Prime Rate Trust and its cusip number changed to 720906 10 6 effective April 12, 1996. The Trust's NAV and market price are published weekly under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                 SENIOR LOANS*
          (DOLLAR WEIGHTED PORTFOLIO INTEREST RESET PERIOD IS 42 DAYS)

PRINCIPAL
 AMOUNT                                                                      LOAN         STATED
 (000'S)                        INDUSTRY/BORROWER                            TYPE        MATURITY        VALUE
---------   ----------------------------------------------------------   -------------   --------    --------------
            AEROSPACE AND DEFENSE: 6.8%
$   5,060   Aerostructures Corp. (airframe and component manufacturer)   Term B          09/30/03    $    5,060,000
    1,840   Aerostructures Corp.                                         Term C          09/30/04         1,840,000
   14,850   Banner Aerospace (aerospace fasteners)                       Term B          07/01/03        14,850,000
    9,361   Continental Airlines (airline)                               Term            12/31/06         9,360,974
    8,978   Erickson Air-Crane Co. (heavy lift helicopters)              Term B          12/31/04         8,977,500
    3,885   Fairchild Holdings Corp. (aerospace fasteners)               Term            07/28/00         3,884,921
    4,975   Mag Aerospace Industries (aircraft component supplier)       Term B          06/15/03         4,975,000
    6,788   Technetics Corp. (aircraft engine components)                Term            06/20/02         6,787,879
   14,500   Tri Star/Odyssey, Inc. (aerospace hardware distributor)      Term            09/30/03        14,500,000
                                                                                                     --------------
                                                                                                         70,236,274
                                                                                                     --------------
            AUTOMOBILE: 4.6%
   15,000   Cambridge Industries, Inc. (automotive plastics)             Term B          05/17/02        15,000,000
    9,953   Capital Tool & Design (brake backing plates)                 Term B          07/19/03         9,953,125
    4,904   Hayes Wheels International (automotive wheels)               Term B          07/31/03         4,903,556
    3,974   Hayes Wheels International                                   Term C          07/31/04         3,974,222
    4,000   Safelite Glass Corp. (automobile windshield replacement)     Term B          12/20/04         4,000,000
    9,793   Schrader, Inc. (fluid/air control valve manufacturer)        Term B          11/30/02         9,793,489
                                                                                                     --------------
                                                                                                         47,624,392
                                                                                                     --------------
            BEVERAGE, FOOD AND TOBACCO: 9.8%
    2,000   Ameriserve Food Distribution (food distribution)             Term B          06/30/04         2,000,000
    2,000   Ameriserve Food Distribution                                 Term C          06/30/05         2,000,000
    2,000   Ameriserve Food Distribution                                 Term D          06/30/06         2,000,000
    8,100   Del Monte Corp. (food manufacturing and distribution)        Term B          03/31/05         8,100,000
    4,433   Edward's Baking Co. (food service bakery)                    Term B          09/30/02         4,432,500
   14,000   Empire Kosher Poultry (kosher chicken and poultry)           Term B          07/31/04        14,000,000
   20,802   Favorite Brands International (confectionary manufacturer)   Term B          08/01/04        20,801,679
    3,411   Favorite Brands International                                Term C          02/01/05         3,410,906
   20,986   International Home Foods (foods product manufacturer)        Term B          10/30/04        20,986,487
    6,250   Snapple Beverage Co. (soft drink manufacturer)               Term B          06/01/04         6,250,000
    6,250   Snapple Beverage Co.                                         Term C          06/01/05         6,250,000
    7,074   Van De Kamp's (frozen foods)                                 Term B          04/30/03         7,074,464
    4,433   Van De Kamp's                                                Term C          09/30/03         4,432,990
                                                                                                     --------------

                                                                                                        101,739,026
                                                                                                     --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                      LOAN         STATED
 (000'S)                        INDUSTRY/BORROWER                            TYPE        MATURITY        VALUE
---------   ----------------------------------------------------------   -------------   --------    --------------
            BROADCASTING: 6.3%
$   3,905   Benedek Broadcasting Television Corp. (broadcasting)         Axel A (A)      12/05/02    $    3,905,478
    4,200   Benedek Broadcasting Television Corp.                        Axel B (A)      12/05/02         4,200,193
      889   Classic Cable (rural cable system operator)                  Revolver        06/30/03           889,042
    5,124   Classic Cable                                                Term B          06/30/05         5,124,179
    7,500   Entravision (Spanish broadcast television)                   Term B          12/31/04         7,500,000
   10,000   FrontierVision (cable television)                            Term B          06/30/05        10,000,000
   10,000   Intermedia Partners IV (cable television)                    Term            01/01/05        10,000,000
   13,840   Jacor Communications (radio broadcasting)                    Term B          06/15/04        13,840,050
    9,833   Phoenix Associates, Inc. (cable television)                  Term B          12/31/99         9,833,333
                                                                                                     --------------
                                                                                                         65,292,275
                                                                                                     --------------
            BUILDINGS AND REAL ESTATE: 1.6%
   11,000   Falcon Building Products (building products)                 Term B          06/30/05        11,000,000
    4,000   The Presley Companies (homebuilder)                          Revolver        05/20/98         4,000,000
    1,455   United Building Materials, Inc. (stone and concrete
              products)(4)                                               Term            04/30/96         1,418,271
                                                                                                     --------------
                                                                                                         16,418,271
                                                                                                     --------------
            CARGO TRANSPORT: 4.1%
   20,000   Atlas Freighter Leasing (air cargo carrier)                  Term            05/29/04        20,000,000
   14,988   Evergreen International (air cargo carrier)                  Term B          05/07/03        14,987,500
    7,469   International Logistics (logistics/freight forwarding)       Term B          12/31/03         7,468,750
                                                                                                     --------------
                                                                                                         42,456,250
                                                                                                     --------------
            CHEMICALS, PLASTICS AND RUBBER: 8.9%
    4,788   Behr Process Corp. (paint manufacturer)                      Term B          03/31/04         4,788,000
    3,192   Behr Process Corp.                                           Term C          03/31/05         3,192,000
   11,396   Cedar Chemical Corp. (specialty chemicals)                   Term B          10/30/03        11,396,235
    4,714   Foamex, L.P. (polyurethane foam)                             Term B          06/30/05         4,714,286
    4,286   Foamex, L.P.                                                 Term C          06/30/06         4,285,714

    4,896   GEO Specialty Chemicals (specialty chemicals)                Term A          09/25/02         4,895,833
   10,000   GEO Specialty Chemicals                                      Term B          03/25/04        10,000,000
   15,000   Huntsman Chemical (specialty chemicals)                      Term            03/15/07        15,000,000
    3,929   Huntsman Chemical                                            Term B          03/15/04         3,928,571
    3,929   Huntsman Chemical                                            Term C          03/15/05         3,928,571
    5,000   Huntsman Corp. (industrial chemicals)                        Term B          12/31/05         5,000,000
    8,780   Intesys Technologies, Inc. (contract engineering and
              manufacturing)                                             Term B          12/31/01         8,780,488
    7,143   NEN Life Sciences Products (biochemicals)                    Term B          12/31/04         7,142,857
    4,889   Texas Petrochemical Corp. (industrial chemicals)             Term B          06/30/04         4,888,889
                                                                                                     --------------
                                                                                                         91,941,444
                                                                                                     --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                      LOAN         STATED
 (000'S)                        INDUSTRY/BORROWER                            TYPE        MATURITY        VALUE
---------   ----------------------------------------------------------   -------------   --------    --------------
            CONTAINERS, PACKAGING AND GLASS: 3.6%
$   2,807   Calmar, Inc. (non-aerosol fluid dispensing systems)          Axel A (A)      09/15/03    $    2,807,143
    2,105   Calmar, Inc.                                                 Axel B (A)      03/15/04         2,105,357
   15,190   RIC Holdings, Inc. (packaging and paper products)            Term A          02/28/03        15,189,803
    5,713   RIC Holdings, Inc.                                           Term B          02/27/04         5,712,580
    4,263   RIC Holdings, Inc.                                           Term C          08/31/04         4,262,697
    3,634   St. Laurent Paper Products (linerboard manufacturer)         Term B          05/31/03         3,634,021
    3,866   St. Laurent Paper Products                                   Term C          05/31/04         3,865,979
                                                                                                     --------------
                                                                                                         37,577,580
                                                                                                     --------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING: 2.4%
    6,685   Desa International (specialty equipment manufacturing)       Term A          08/31/01         6,685,279
    7,145   Desa International                                           Term B          02/28/03         7,145,427
    4,909   Jackson Products, Inc. (industrial safety equipment
              manufacturer)                                              Term B          09/01/02         4,908,696
    4,913   Jackson Products, Inc.                                       Term C          09/01/03         4,912,500
    1,340   Jackson Products, Inc.                                       Term D          09/01/03         1,339,875
      276@  KDI Corp. (defense and leisure products)(2)                  Term A          12/31/96            16,791
       13@  KDI Corp.(2)                                                 Term B          12/31/96            13,187
                                                                                                     --------------
                                                                                                         25,021,755
                                                                                                     --------------

            DIVERSIFIED/CONGLOMERATE SERVICES: 4.3%
   30,000   MAFCO Financial Corp. (diversified services and
              entertainment)                                             Term            03/20/99        30,000,000
    1,600   MAFCO Financial Corp.                                        Revolver        03/20/99         1,600,000
   12,863   Outsourcing Solutions (accounts receivable management)       Term B          11/06/03        12,862,676
                                                                                                     --------------
                                                                                                         44,462,676
                                                                                                     --------------
            ECOLOGICAL: 1.7%
    7,246   Clean Harbors (environmental services)                       Term            05/08/00         7,246,411
    5,000   Laidlaw Environmental Services, Inc. (waste management)      Term B          05/15/04         5,000,000
    5,000   Laidlaw Environmental Services, Inc.                         Term C          05/15/05         5,000,000
                                                                                                     --------------
                                                                                                         17,246,411
                                                                                                     --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                      LOAN         STATED
 (000'S)                        INDUSTRY/BORROWER                            TYPE        MATURITY        VALUE
---------   ----------------------------------------------------------   -------------   --------    --------------
            ELECTRONICS: 8.1%
$   6,100   Anacomp, Inc. (document storage and imaging)                 Term            02/28/01    $    6,100,000
    7,475   Celestica (diversified electronic device manufacturer)       Term B          06/30/03         7,475,000
    5,725   Details, Inc. (circuit board manufacturer)                   Term            02/13/01         5,724,576
   12,375   Dictaphone Acquisition, Inc. (dictation and recording
              equipment)                                                 Term            06/30/02        12,375,000
    4,034   Elgar Electronics (electronic testing equipment)             Term B          03/31/03         4,034,467
    7,417   Fairchild Semiconductor Corp. (electronic equipment)         Term B          03/11/03         7,416,667
    9,786   OK Industries (circuit board manufacturing systems)          Term            10/31/02         9,785,714
    9,950   Phase Metrics, Inc. (computer testing equipment)             Term A          11/30/01         9,950,000
   14,700   PSC Incorporated (scanning equipment)                        Term B          06/28/02        14,700,000
    6,000   Telex Communications Group (electronic equipment)            Term B          11/06/04         6,000,000
                                                                                                     --------------
                                                                                                         83,561,424
                                                                                                     --------------
            FINANCE: 0.8%
    8,000   National Partnership Investments Corp. (asset management)    Term            06/30/01         8,000,000
                                                                                                     --------------


            GROCERY: 4.1%
    7,500   Pathmark Stores, Inc. (northeastern states supermarkets)     Term A          07/31/98         7,500,000
   15,000   Schwegmann Giant Supermarket (Louisiana supermarkets)        Term B          01/31/04        15,000,000
   16,282   Star Markets Co., Inc. (Boston area supermarkets)            Term B          12/31/01        16,281,694
    3,500   Star Markets Co., Inc.                                       Term C          12/31/03         3,500,000
                                                                                                     --------------
                                                                                                         42,281,694
                                                                                                     --------------
            HEALTHCARE, EDUCATION AND CHILDCARE: 11.5%
    4,134   Alaris Medical Systems (infusion pumps)                      Term B          11/30/03         4,133,763
    4,134   Alaris Medical Systems                                       Term C          11/30/04         4,133,763
    3,891   Alaris Medical Systems                                       Term D          05/31/05         3,890,600
    9,007   Community Health Systems (hospitals)                         Term B          12/31/03         9,006,849
    9,007   Community Health Systems                                     Term C          12/31/04         9,006,849
    6,781   Community Health Systems                                     Term D          12/31/05         6,780,822
    6,000   Covenant Care, Inc. (long-term healthcare facilities)        Term            06/30/99         6,000,000
    5,123   Dade International (medical testing equipment
              manufacturer)                                              Term B          12/31/02         5,123,363
    5,123   Dade International                                           Term C          12/31/03         5,123,363
   12,358   Dade International                                           Term D          12/31/04        12,357,818
    9,842   Graphic Controls Corp. (industrial and medical charts)       Term B          09/28/03         9,842,403
    2,831   Hanger Orthopedics Group (orthopedic and prosthetic
              services)                                                  Term B          12/31/01         2,830,973
   12,500   Healthcare America, Inc. (youth psychiatric care)            Term B          06/30/04        12,500,000
    9,905   Mediq/PRN Life Support, Inc. (hospital equipment leasing)    Term            09/28/98         9,904,525
    5,000   Packard Bioscience Co. (analytical instrument
              manufacturer)                                              Term B          03/13/03         5,000,000
    5,000   Prime Medical Supplies (lithotripter services)               Term B          04/30/03         5,000,000
    7,805   SMT Health (mobile MRI systems)                              Term            08/31/03         7,805,123
                                                                                                     --------------
                                                                                                        118,440,214
                                                                                                     --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                      LOAN         STATED
 (000'S)                        INDUSTRY/BORROWER                            TYPE        MATURITY        VALUE
---------   ----------------------------------------------------------   -------------   --------    --------------
            HOME AND OFFICE FURNISHINGS, HOUSEWARES
              AND DURABLE CONSUMER PRODUCTS: 2.3%
$  17,005   ICON Health & Fitness Co. (exercise equipment)               Term B          11/14/01    $   17,004,935
    6,957   Simmons Company (mattress manufacturer)                      Term B          03/31/03         6,956,774
                                                                                                     --------------
                                                                                                         23,961,709
                                                                                                     --------------
            HOTELS, MOTELS, INNS AND GAMING: 3.2%
    3,125   Capstar Hotel Co. (hotel management and ownership)           Term            06/30/04         3,125,000
    5,985   Doubletree Corp. (hotel management)                          Term B          05/08/04         5,984,759
    7,000   Interstate Hotels Corp. (hotel management and ownership)     Term C          06/25/04         7,000,000
   17,359   Sunset Station Hotel and Casino, Inc. (gaming)               Term            09/30/00        17,358,637
                                                                                                     --------------
                                                                                                         33,468,396
                                                                                                     --------------
            LEISURE, AMUSEMENT, MOTION PICTURES AND
              ENTERTAINMENT: 5.8%
    7,085   AMF Group (bowling centers and equipment)                    Axel A (A)      05/01/03         7,155,755
    4,425   AMF Group                                                    Axel B (A)      05/01/04         4,469,475
    9,925   Metro-Goldwyn-Mayer, Inc. (film library)                     Term B          10/10/03         9,925,000
   10,000   Town Sports International (health club operator)             Term            11/30/02        10,000,000
    1,959   24-Hour Fitness, Inc. (health club operator)                 Revolver        05/31/00         1,959,204
   19,000   24-Hour Fitness, Inc.                                        Term            05/31/00        19,000,000
    7,157   Worldwide Sports & Recreation Corp. (optics, sports
              products)                                                  Term B          03/31/01         6,977,665
                                                                                                     --------------
                                                                                                         59,487,099
                                                                                                     --------------
            MACHINERY (NONAGRICULTURE, NONCONSTRUCTION,
              NONELECTRONIC): 2.3%
    8,000   CNB International (metal stamping press manufacturer)        Term            10/18/04         8,000,000
    9,877   Columbus McKinnon (industrial lifts and hoists)              Term B          03/01/04         9,876,983
    5,700   Mettler-Toledo (weigh scale manufacturer)                    Term B          12/31/04         5,700,000
                                                                                                     --------------
                                                                                                         23,576,983
                                                                                                     --------------
            MINING, STEEL, IRON AND NONPRECIOUS METALS: 5.8%
    5,970   Cable Systems International (cable wire manufacturer)        Term B          10/04/02         5,970,000
    3,654   Centennial Resources (coal mining)                           Term A          03/31/02         3,653,846
    8,606   Centennial Resources                                         Term B          03/31/04         8,605,769
    9,825   GS Technologies (metal products)                             Term            09/30/02         9,825,000

    1,164   National Refractories, Inc. (kiln lining materials)          Term B          09/30/99         1,163,742
    4,980   National Refractories, Inc.                                  Term C          09/30/99         4,979,726
    7,105   Scovill Fasteners (metal fasteners for apparel products)     Term B          01/24/03         7,104,932
    4,702   Scovill Fasteners                                            Lease           10/15/02         4,702,410
   14,000   Tree Island Industries (nail and wire products)              Term B          03/31/03        14,000,000
                                                                                                     --------------
                                                                                                         60,005,425
                                                                                                     --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                      LOAN         STATED
 (000'S)                        INDUSTRY/BORROWER                            TYPE        MATURITY        VALUE
---------   ----------------------------------------------------------   -------------   --------    --------------
            OIL AND GAS: 1.7%
$   9,923   IRI International Co. (oil field services)                   Term A          03/31/02    $    9,923,077
    8,000   Key Energy Corp. (oil field services)                        Term            06/30/04         8,000,000
                                                                                                     --------------
                                                                                                         17,923,077
                                                                                                     --------------
            PERSONAL, FOOD AND MISCELLANEOUS SERVICES: 6.3%
   24,875   Boston Chicken, Inc. (quick service restaurant chain)        Lease/Term C    12/12/01        24,875,000
   17,459   Coinmach Corp. (commercial laundry operator)                 Term B          06/08/04        17,459,375
    7,366   Denamerica Corp. (quick service restaurant franchisee)       Term            12/31/01         7,365,902
    2,576   Long John Silvers, Inc. (quick service seafood restaurant
              chain)                                                     Term B          09/30/02         2,447,548
    4,743   Papa Gino's, Inc. (quick service restaurants)                Term A          02/19/02         4,742,647
    4,969   Papa Gino's, Inc.                                            Term B          02/19/04         4,968,750
    5,000@  Softworld Services (software fulfillment services)(3)        Term A          06/30/00         1,650,000
    5,000@  Softworld Services(3)                                        Term B          06/30/01         1,650,000
                                                                                                     --------------
                                                                                                         65,159,222
                                                                                                     --------------
            PERSONAL AND NONDURABLE CONSUMER PRODUCTS (MANUFACTURING
              ONLY): 5.5%
    7,500   AM Cosmetics (cosmetics and skin care products)              Term B          12/31/04         7,500,000
    4,875   Carson Products Co. (ethnic hair care products)              Term A          03/31/02         4,875,000
    9,975   Carson Products Co.                                          Term B          03/31/04         9,975,000
    4,414   Duo-Tang, Inc. (report cover manufacturer)                   Term A          12/31/02         4,414,030
    5,360   Duo-Tang, Inc.                                               Term B          12/31/02         5,360,408
    9,125   Eye Care Centers, Inc. (retail eye care products and
              services)                                                  Term            09/26/02         9,125,000

   10,000   Medtech Products, Inc. (non-prescription consumer
              medications)                                               Term B          10/15/02        10,000,000
    2,757   Rayovac Corp. (battery manufacturer)                         Term B          09/30/03         2,756,944
    2,757   Rayovac Corp.                                                Term C          09/30/04         2,756,944
                                                                                                     --------------
                                                                                                         56,763,326
                                                                                                     --------------
            PRINTING AND PUBLISHING: 1.3%
    6,825   Bankers Systems, Inc. (compliance services to banking
              industry)                                                  Term B          11/01/02         6,825,000
    3,571   Von Hoffman Press, Inc. (textbook manufacturer)              Term B          05/29/04         3,571,429
    3,571   Von Hoffman Press, Inc.                                      Term C          05/29/05         3,571,429
                                                                                                     --------------
                                                                                                         13,967,858
                                                                                                     --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                      LOAN         STATED
 (000'S)                        INDUSTRY/BORROWER                            TYPE        MATURITY        VALUE
---------   ----------------------------------------------------------   -------------   --------    --------------
            RETAIL STORES: 7.1%
$   7,834@  Color Tile, Inc. (home improvement retailer)(3)              Term C          12/31/98    $    3,133,505
    6,916@  Color Tile, Inc.(3)                                          Term D          12/31/98         2,766,311
    5,597   Color Tile, Inc. (D.I.P.)(3)                                 Revolver        12/30/97         5,596,906
   19,100   Liberty House, Inc. (Hawaii department store chain)          Term B          06/30/02        19,100,000
    2,371   M & H Drugs, Inc. (midwestern retail drugstores)(4)          Term            12/31/96         2,311,380
   12,500   Murray's Discount Auto Parts (auto parts retailer)           Term            06/30/03        12,500,000
    7,420   NBC Acquisition (wholesale and retail textbooks)             Term            08/31/03         7,420,000
    6,444   Peebles, Inc. (department store chain)                       Term A          04/30/01         6,444,250
    7,836   Peebles, Inc.                                                Term B          04/30/02         7,836,385
    5,991   TravelCenters of America (road transport service centers)    Term B          03/27/05         5,990,625
                                                                                                     --------------
                                                                                                         73,099,362
                                                                                                     --------------
            TELECOMMUNICATIONS: 3.0%
    7,920   Clarity Telecommunications (telecommunications service)      Term B          07/01/03         7,920,000
    9,643   Shared Technologies, Inc. (communication services)           Term B          03/31/03         9,642,857
    3,500   Sprint Spectrum L.P. (wireless telephone operator)           Term            02/10/06         3,500,000
   10,000   Teletouch Communications (rural paging services)             Term A          11/30/03        10,000,000
                                                                                                     --------------
                                                                                                         31,062,857

                                                                                                     --------------
            TEXTILES AND LEATHER: 2.9%
    6,884   Harriet & Henderson (yarn manufacturer)                      Term A          06/12/00         6,884,483
    6,860   Humphreys, Inc. (belts and personal leather goods)           Term B          11/15/03         6,860,000
    5,590   Targus Group, Int'l. (computer luggage manufacturer)         Term A          01/18/02         5,590,109
    4,084   Targus Group, Int'l.                                         Term B          01/18/03         4,083,927
    6,237   The William Carter Co. (children's clothing)                 Term B          10/31/03         6,237,000
                                                                                                     --------------
                                                                                                         29,655,519
                                                                                                     --------------
            Total Senior Loans--125.8%                                                                1,300,430,519
            (Cost $1,316,257,515)                                                                    --------------


                              OTHER CORPORATE DEBT

            DIVERSIFIED/CONGLOMERATE MANUFACTURING: 0.6%
    6,000   Capital Tool & Design (brake backing plates)                 Sub. Note       07/26/03         6,000,000
                                                                                                     --------------
            Total Other Corporate Debt--0.6%                                                              6,000,000
            (Cost $6,000,000)                                                                        --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        COMMON STOCK AND PREFERRED STOCK

 SHARES                                                                                              VALUE
--------                                                                                         --------------
           APPAREL PRODUCTS: 0.0%
  13,924@  Butterick Company, Inc. (sewing aids)                                                 $       13,000
                                                                                                 --------------

           DIVERSIFIED/CONGLOMERATE MANUFACTURING: 0.0%
   2,633@  KDI Corp.--common (defense and leisure products)(2)                                               --
                                                                                                 --------------

           RESTAURANTS: 0.4%
 413,980@  America's Favorite Chicken Co.--common (quick service restaurant chain) (R)                3,645,645
  17,664@  Flagstar, Inc.--common (family restaurants, institutional food service companies)              6,072
                                                                                                 --------------
                                                                                                      3,651,717

                                                                                                 --------------
           TEXTILES AND LEATHER: 0.2%
  12,764@  Dan River (Braelan) Corp.--common (diversified textiles) (R)                               2,288,044
                                                                                                 --------------
           Total Common Stock and Preferred Stock--0.6%                                               5,952,761
           (Cost $1,784,115)                                                                     --------------

                  STOCK PURCHASE WARRANTS AND OTHER SECURITIES

       1@  Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and               37,627
             manufacturer of wagering equipment), Expires 10/30/03 (R)
       1@  Autotote Systems, Inc., Option representing 0.248% common shares issued                           --
             and outstanding (R)
  80,634@  Capital Tool & Design, Warrants representing 80,634 common shares (brake                     143,529
             backing plates) (R)
  19,000@  Covenant Care, Inc., Warrants representing 19,000 common shares (long-term                   285,000
             healthcare facilities) (R)
  26,606@  KDI Corp. Units of Trust (defense and leisure products) (R)(2)                                    --
       1@  Medtech Products, Warrants (R)                                                                    --
 106,902@  Staff Leasing, Inc. (employee leasing)                                                     1,900,183
                                                                                                 --------------
           Total Stock Purchase Warrants and Other Securities--0.2%                                   2,366,339
           (Cost $61,100)                                                                        --------------

                             SHORT-TERM INVESTMENTS

PRINCIPAL
 AMOUNT
 (000'S)
---------
            COMMERCIAL PAPER: 0.8%
$   8,000   State Street Bank & Trust Co., 5.50% due 09/02/97                                          8,000,000
                                                                                                 ---------------
            Total Short-term Investments--0.8%                                                         8,000,000
            (Cost $8,000,000)                                                                    ---------------

            TOTAL INVESTMENTS (COST $1,332,102,730)(5)                                  128.0%   $ 1,322,749,619
            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-NET                          (28.0)      (289,455,644)
                                                                                       ------    ---------------
            NET ASSETS                                                                  100.0%   $ 1,033,293,975
                                                                                       ------    ---------------
                                                                                       ------    ---------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

------------------
@   Non-income producing security

(A) Axel describes an amortizing extended term loan with limited call protection.

(R) Restricted security

* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.

(1) The borrower is restructuring and interest is being recognized as cash payments are received.

(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.

(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.

(4) The borrower has entered into a forebearance agreement pending sale of the company or refinance of this debt.

(5) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,332,102,730 and net unrealized depreciation consists of the following:

                GROSS UNREALIZED APPRECIATION                     $  6,837,276
                GROSS UNREALIZED DEPRECIATION                      (16,190,387)
                                                                  -------------
                    NET UNREALIZED DEPRECIATION                   $ (9,353,111)
                                                                  -------------
                                                                  -------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,332,102,730)                           $    1,322,749,619
Receivables:
  Dividends and interest                                                                   13,916,431
  Other                                                                                    10,176,106
Prepaid arrangement fees on notes payable                                                     562,977
Prepaid expenses                                                                              221,839
                                                                                   ------------------
     Total assets                                                                       1,347,626,972
                                                                                   ------------------
LIABILITIES:
Notes payable                                                                             300,000,000
Deferred arrangement fees on senior loans                                                   4,980,921
Accrued interest payable                                                                      688,356
Overdraft payable to custodian                                                              8,242,828
Accrued expenses                                                                              420,892
                                                                                   ------------------
     Total liabilities                                                                    314,332,997
                                                                                   ------------------
NET ASSETS (equivalent to $9.40 per share, based on 109,929,020 shares of
  beneficial interest authorized and outstanding, no par value)                    $    1,033,293,975
                                                                                   ------------------
                                                                                   ------------------
Net Assets Consist of:
  Paid-in capital                                                                  $    1,043,309,776
  Undistributed net investment income                                                      14,009,716
  Accumulated net realized loss on investments                                            (14,672,406)
  Net unrealized depreciation of investments                                               (9,353,111)
                                                                                   ------------------
     Net assets                                                                    $    1,033,293,975
                                                                                   ------------------
                                                                                   ------------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Six Months Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                                                $60,001,219
Arrangement fees earned                                                                   3,541,249
Other                                                                                     2,013,498
                                                                                        -----------
  Total investment income                                                                65,555,966
                                                                                        -----------
EXPENSES:
Interest                                                                                  9,761,457
Investment management fees                                                                5,104,715
Administration fees                                                                         880,735
Revolving credit facility fees                                                              448,561
Transfer agent and registrar fees                                                           350,000
Recordkeeping and pricing fees                                                              147,830
Reports to shareholders                                                                     129,504
Miscellaneous expense                                                                        77,250
Custodian fees                                                                               64,268
Professional fees                                                                            58,394
Trustees' fees                                                                               38,185
Insurance expense                                                                            18,697
                                                                                        -----------
  Total expenses                                                                         17,079,596
  Less: Earnings credits                                                                     (1,182)
                                                                                        -----------
  Net expenses                                                                           17,078,414
                                                                                        -----------
       Net investment income                                                             48,477,552
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                                                         (3,238,118)
Change in unrealized depreciation of investments                                         (5,613,754)
                                                                                        -----------
  Net loss on investments                                                                (8,851,872)
                                                                                        -----------
       Net increase in net assets resulting from operations                             $39,625,680
                                                                                        -----------
                                                                                        -----------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       SIX MONTHS ENDED      YEAR ENDED
                                                                       AUGUST 31, 1997      FEBRUARY 28,
                                                                         (UNAUDITED)            1997
                                                                       ----------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                   $   48,477,552     $   78,947,910
Net realized loss on investments                                            (3,238,118)        (3,523,769)
Change in unrealized appreciation
  (depreciation) of investments                                             (5,613,754)           974,085
                                                                       ----------------    --------------
  Net increase in net assets resulting from operations                      39,625,680         76,398,226
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                                   (44,885,362)       (77,640,968)
CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                          7,464,318         11,628,959
Net increase in net assets derived from the sale
  of shares in connection with rights offering                                      --        157,765,531
                                                                       ----------------    --------------
  Net increase in capital share transactions                                 7,464,318        169,394,490
  Total increase in net assets                                               2,204,636        168,151,748
NET ASSETS:
Beginning of period                                                      1,031,089,339        862,937,591
                                                                       ----------------    --------------
End of period (including undistributed net investment
  income of $14,009,716 and $10,417,526, respectively)                  $1,033,293,975     $1,031,089,339
                                                                       ----------------    --------------
                                                                       ----------------    --------------
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
  investment income                                                            789,191          1,011,738
Shares sold in connection with Rights Offering                                      --         18,122,963
                                                                       ----------------    --------------
  Net increase in shares outstanding                                           789,191         19,134,701
                                                                       ----------------    --------------
                                                                       ----------------    --------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest received                                                                             $ 58,419,076
  Facility fees received                                                                           2,083,830
  Commitment fees received                                                                           144,136
  Other income received                                                                            2,231,485
  Interest paid                                                                                  (10,130,602)
  Other operating expenses paid                                                                   (7,690,967)
  Purchases of short-term investments                                                             (8,000,000)
  Purchases of portfolio securities                                                             (612,883,084)
  Proceeds from disposition of portfolio securities                                              572,345,128
                                                                                                ------------
       Net cash used for operating activities                                                     (3,480,998)
                                                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid                                                                                 (37,421,044)
  Overdraft financing                                                                              7,902,042
  Loan advance                                                                                    33,000,000
                                                                                                ------------
       Net cash provided by financing activities                                                   3,480,998
                                                                                                ------------
  Net decrease in cash                                                                                    --
  Cash at beginning of year                                                                               --
                                                                                                ------------
  Cash at end of year                                                                           $         --
                                                                                                ------------
                                                                                                ------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                                            39,625,680
                                                                                                ------------
  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
       Increase in investments in securities                                                     (29,117,008)
       Increase in dividends and interest receivable                                              (2,171,325)
       Increase in other assets                                                                   (9,952,682)
       Decrease in prepaid arrangement fees on notes payable                                         138,594
       Increase in prepaid expenses                                                                 (176,421)
       Decrease in deferred arrangement fees on senior loans                                      (1,094,599)
       Decrease in accrued interest payable                                                         (369,145)
       Decrease in accrued expenses                                                                 (364,092)
                                                                                                ------------
       Total adjustments                                                                         (43,106,678)
                                                                                                ------------
          Net cash used for operating activities                                                $ (3,480,998)
                                                                                                ------------

                                                                                                ------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               SIX MONTHS
                                                  ENDED
                                               AUGUST 31,              YEARS ENDED FEBRUARY 28 OR FEBRUARY 29,
                                                  1997           ----------------------------------------------------
                                               (UNAUDITED)        1997(7)         1996(6)       1995           1994
                                               -----------       ----------       --------    --------       --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $     9.45        $     9.61       $   9.66    $  10.02       $  10.05
Net investment income                                0.44              0.82           0.89        0.74           0.60
Net realized and unrealized gain (loss)
  on investments                                    (0.08)            (0.02)         (0.08)       0.07          (0.05)
                                               -----------       ----------       --------    --------       --------
Increase in net asset value from investment
  operations                                         0.36              0.80           0.81        0.81           0.55
Distributions from net investment income            (0.41)            (0.82)         (0.86)      (0.73)         (0.60)
Reduction in net asset value from rights
  offering                                             --             (0.14)            --       (0.44)            --
Increase in net asset value from repurchase
  of capital stock                                     --                --             --          --           0.02
                                               -----------       ----------       --------    --------       --------
Net asset value, end of period                 $     9.40        $     9.45       $   9.61    $   9.66       $  10.02
                                               -----------       ----------       --------    --------       --------
                                               -----------       ----------       --------    --------       --------
Closing market price at end of period          $    10.13        $    10.00       $   9.50    $   8.75       $   9.25
TOTAL RETURN
Total investment return at closing market
  price (3)                                          5.73%            15.04%(5)      19.19%       3.27%(5)       8.06%
Total investment return at closing net asset
  value (4)                                          3.86%             8.06%(5)       9.21%       5.24%(5)       6.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)              $1,033,294        $1,031,089       $862,938    $867,083       $719,979
Average borrowings (000's)                     $  317,169        $  131,773       $     --    $     --       $     --
Ratios to average net assets plus
  borrowings:
  Expenses (before interest and other fees
    related to revolving credit facility)            1.01%(1)          1.13%            --          --             --
  Expenses                                           2.51%(1)          1.92%          1.23%       1.30%          1.31%
  Net investment income                              7.14%(1)          7.59%          9.23%       7.59%          6.04%

Portfolio turnover rate                                43%               82%            88%        108%            87%
Shares outstanding at end of period (000's)       109,929           109,140         89,794      89,794         71,835

---------------------------

(1) Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95%(annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91%(annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                            YEARS ENDED FEBRUARY 28 OR FEBRUARY 29,
                ----------------------------------------------------------------
                  1993         1992          1991           1990          1989
                --------     --------     ----------     ----------     --------
                $   9.96     $   9.97     $    10.00     $    10.00     $  10.00
                    0.60         0.76           0.98           1.06         0.72
                    0.01        (0.02)         (0.05)            --           --
                --------     --------     ----------     ----------     --------
                    0.61         0.74           0.93           1.06         0.72
                   (0.57)       (0.75)         (0.96)         (1.06)       (0.72)
                      --           --             --             --           --
                    0.05           --             --             --           --
                --------     --------     ----------     ----------     --------
                $  10.05     $   9.96     $     9.97     $    10.00     $  10.00
                --------     --------     ----------     ----------     --------
                --------     --------     ----------     ----------     --------

                $   9.13           --             --             --           --
                   10.89%          --             --             --           --
                    7.29%        7.71%          9.74%         11.13%        7.35%
                $738,810     $874,104     $1,158,224     $1,036,470     $252,998
                $     --     $     --     $       --     $       --     $     --
                      --           --             --             --           --
                    1.42%        1.42%(2)       1.38%          1.46%(2)     1.18%(1)(2)
                    5.88%        7.62%(2)       9.71%         10.32%(2)     9.68%(1)(2)
                      81%          53%            55%           100%          49%(1)
                  73,544       87,782        116,022        103,660       25,294

(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

Pilgrim America Prime Rate Trust (the 'Trust', formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the ' '33 Act') but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ('LIBOR'), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the 'Manager') under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Trust. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

    At February 28, 1997, the Trust had a capital loss carryforward for federal income tax purposes of approximately $7,196,156 which is scheduled to expire through February 28, 2005.

    The Board of Trustees intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2--INVESTMENTS

For the six months ended August 31, 1997, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $612,883,084 and $572,345,128 respectively. At August 31, 1997, the Trust held senior loans valued at $1,300,430,519 representing 98.3% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                                 DATE OF        COST OR
                                                                               ACQUISITION   ASSIGNED BASIS
                                                                               -----------   --------------
America's Favorite Chicken Co.--Common                                           11/05/92      $        1
Autotote Systems, Inc.--Option                                                   11/11/92              --
Autotote Systems, Inc.--Warrant                                                  11/11/92              --
Capital Tool & Design--Warrants                                                  07/26/96              --
Covenant Care, Inc.--Warrants                                                    12/22/95              --
Dan River (Braelen) Corp.--Common                                                09/15/91       1,529,753

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 DATE OF        COST OR
                                                                               ACQUISITION   ASSIGNED BASIS
                                                                               -----------   --------------
KDI Corp. Units of Trust                                                         09/19/95              --
Medtech Products, Warrants                                                       11/19/96              --
Staff Leasing, Inc.                                                              09/01/95          61,000
                                                                                             --------------
Total restricted securities excluding senior loans (market value of
  $8,300,028 was 0.80% of net assets at August 31, 1997)                                       $1,590,754
                                                                                             --------------
                                                                                             --------------

NOTE--MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. (the 'Manager') a wholly-owned subsidiary of Pilgrim America Group, Inc. ('PAG'), to provide advisory and management services. The

Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings from $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million.

The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering (See Note 5) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

NOTE 4--COMMITMENTS

The Trust has entered into both a 364 day and a four year revolving credit agreement to borrow up to $515 million from a syndicate of major banks maturing May 2, 2000. Borrowing rates under these agreements are based on a fixed spread over LIBOR or the federal funds rate. The Trust also pays an unused arrangement fee for any unborrowed amount amortized over 364 days and four years, respectively. The amount of borrowings outstanding at August 31, 1997, was $300.0 million at a weighted average interest rate of 6.1%, which represented 22.5% of net assets plus borrowings. Average borrowings for the six months ended August 31, 1997, were $317,168,901 and the average annualized interest rate was 6.1%.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

As of August 31, 1997, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Capstar Hotel                              $  3,000,000  The Presley Companies                      $   2,000,000
Classic Cable                                    39,702  Sunset Station                                 1,351,136
Color Tile, Inc.                                518,346  Titanium Metals, Inc.                          5,000,000
Edward's Baking Co.                           1,011,250  Viasystems                                     7,500,000
Fairchild Holdings                            4,365,079  24-Hour Fitness, Inc.                            920,746
                                                                                                    -------------
MAFCO Financial Corp.                         8,400,000
                                                                                                    $  34,106,259
                                                                                                    -------------
                                                                                                    -------------


NOTE 5--RIGHTS OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6--CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ('IFTC') serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the six months ended August 31, 1997, the Trust received earnings credits of $1,182.

NOTE 7--SUBSEQUENT EVENT

Subsequent to August 31, 1997, the Trust declared a dividend from net investment income of $0.0695 payable on September 15, 1997 to shareholders of record on September 8, 1997.

                 MANAGEMENT'S ADDITIONAL OPERATING INFORMATION

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.

The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the 'Plan') which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
Fund Advisors and Agents
--------------------------------------------------------------------------------

INVESTMENT MANAGER                      INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim America Investments, Inc.       Call Pilgrim America Prime Rate Trust
Two Renaissance Square                  1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, AZ 85004-4424

SHAREHOLDER SERVICING AGENT             TRANSFER AGENT
Pilgrim America Group, Inc.             DST Systems, Inc.
Two Renaissance Square                  P.O. Box 419368
40 North Central Avenue                 Kansas City, Missouri 64141
Suite 1200
Phoenix, AZ 85004-4424
1-800-331-1080

WRITTEN REQUESTS
Please mail all account inquiries and other comments to:

Pilgrim America Prime Rate Trust Account Services
c/o Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, AZ 85004-4424

TOLL FREE SHAREHOLDER INFORMATION
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

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                                     Funds


 "Our goal is for every investor to have a successful investment experience"

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities,
   Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

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